ANCHOR SERIES TRUST
Supplement to the Prospectus Dated May 1, 2009
Effective January 1, 2010, in the section titled “MANAGEMENT,” under the heading “Information about the Subadvisers” the portfolio management disclosure for Edge Asset Management, Inc. (“EAM”) with respect to the Asset Allocation Portfolio is deleted in its entirety and replaced with the following disclosure:

Name and Title of
Portfolio Manager
Portfolio	Subadviser	(and/or Management Team)	Experience
Asset Allocation Portfolio	EAM	• Charlie Averill, CFA Portfolio Manager	Mr. Averill became a portfolio manager on January 1, 2010. Previously, he was a senior quantitative analyst of the asset allocation team and has worked at EAM since 1990. Mr. Averill has earned the right to use the Chartered Financial Analyst designation.

		• Todd Jablonski, CFA Portfolio Manager	Mr. Jablonski joined EAM as a portfolio manager on January 1, 2010. From 2008-2009 he was an Executive Director and Portfolio Manager at UBS. Prior to that, he was the lead portfolio manager of US large cap strategies at Credit Suisse Asset Management from 2004-2008. He has earned the right to use the Chartered Financial Analyst designation.
Dated: January 4, 2010
Versions: Class 1 & 3 Version 9; Combined Version 7; and Combined Full Version